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                                                                   EXHIBIT 10(f)

                           SCIENTIFIC-ATLANTA, INC.
                     1978 NON-QUALIFIED STOCK OPTION PLAN
                               FOR KEY EMPLOYEES

                                 AS AMENDED THROUGH NOVEMBER 1, 1990

        SCIENTIFIC-ATLANTA, INC. (the "Company") hereby adopts for the benefit of certain of its key employees the following Non-Qualified Stock Option Plan (the "Plan"):

     1.   Purpose.  The purposes of this Plan are as follows:
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     (a)  To further the growth, success and interests of the Company and its shareholders by enabling key employees of the Company, who have been or will be given responsibility for the administration of the affairs of the Company, to acquire shares of its Common Stock under the terms and conditions and in the manner contemplated by this Plan, thereby increasing their personal involvement in the Company; and

     (b) To enable the Company to obtain and retain the services of key employees by providing them with an opportunity to become owners of Common Stock of the Company under the terms and conditions and in the manner contemplated by this Plan.

     2.   Administration. The Plan shall be administered by a Plan
          --------------
Administrator, who shall be an officer of the Company appointed by the Company's Board of Directors. The Plan Administrator shall have full power and authority to construe, interpret and administer this Plan, and, except as to matters which are herein expressly reserved for determination by the Company's Board of Directors, the Plan Administrator's decisions and determinations in the administration of the Plan shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interests in any options which may be granted under this Plan.


     3.   Eligible Employees. Key employees of the Company, including officers
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and the Plan Administrator, who are selected from time to time during the term of the Plan by the Board of Directors of the Company, shall be eligible for participation under the Plan. However, no member of the Board of Directors of the Company who is not also an employee of the Company shall be eligible for participation under the Plan.

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     4.    Shares to be Issued Under the Plan. An aggregate of four million six
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hundred and fifty thousand (4,650,000) shares of the Company's Common Stock will be subject to this Plan and will be available for purchase by participants upon the exercise of options granted to them hereunder. The shares which are subject to this Plan may be available from either authorized but theretofore unissued shares, treasury stock, or shares reacquired by the Company, including but not necessarily limited to shares purchased in the open market, as determined in any given instance by the Plan Administrator. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of stock of the Company, the number and kind of shares authorized by this Plan, or the number, option price and kind of shares covered by the options granted hereunder, shall be automatically adjusted as required in order to prevent an unfavorable effect upon the option holders hereunder, and the Plan Administrator shall notify the option holders hereunder of such adjustment and shall deliver to them documentation as may be necessary or desirable to evidence same.

     5.    Allotment of Options and Shares. Options may be allocated and granted
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to such eligible employees, in such amounts and at such times, as may be determined from time to time by the Board of Directors of the Company in its sole discretion, a majority of whom at the time such determinations are made and a majority acting in making such determinations shall not be eligible to participate in this Plan.

     6.    Terms and Conditions of Options. Subject to the requirements
           -------------------------------
hereinafter set forth, all options granted under this Plan shall be in such form and shall contain such terms and conditions as the plan Administrator, in his discretion, may from time to time determine.

     (a)   Option price. The option price per share with respect to each option
           ------------
granted hereunder shall be determined by the Board of Directors of the Company, in its sole discretion, at the time of the grant, but such price shall in no event be less than 50% of the closing price of a share of the Common Stock of the Company as traded on the New York Stock Exchange (or the largest exchange on which it is traded) on the date the respective option is granted, or if there is no trade on such Exchange on that date, on the nearest date preceding the date of grant on which a trade on such Exchange was made.

     (b)   Period of Option and Time for Exercise. The period of an option
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granted hereunder may be determined in the sole discretion of the


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Board of Directors of the Company or the committee of the Board to which the
Board's authority is delegated; provided, however, that in no event may the period of any option granted hereunder exceed ten (10) years from the date of grant; and further provided, that if the Board of Directors or such committee does not determine otherwise with respect to any option granted hereunder, the period of such option shall be ten (10) years from the date of grant. Any option granted under this Plan prior to May 15, 1984, shall not be exercisable for the first three (3) years from the date of grant, but may be exercised at any time after the expiration of such three (3) year period and prior to the expiration of the option except as provided in Subsection 6(G). If the Board of Directors does not determine otherwise, any option granted under this Plan on or after May 15, 1984.

     (i) Shall not be exercisable during the first year following the date of the grant;

     (ii) Shall be exercisable as to not more than 25% of the total number of shares covered by the option during the second year following the date of grant;

     (iii) Shall be exercisable as to not more than 50% of the total number of shares covered by the option during the third year following the date of grant;

     (iv) Shall be exercisable as to not more than 75% of the total number of shares covered by the option during the fourth year following the date of grant; and

     (v) Shall be fully exercisable during the fifth year following the date of grant and thereafter prior to expiration of the option.

     If the Board of Directors does not determine otherwise with respect to any option granted hereunder, in the event that the employment of the option holder by the Company or any subsidiary of the Company terminates for any reason whatsoever, other than death or retirement under a retirement plan of the Company or any subsidiary of the Company, prior to the option(s) held by that person becoming fully exercisable as provided above, such options(s) shall automatically expire with respect to the unexercisable portion on the date of termination of employment without any further action or documentation.

     (c)  Payment.  The option price of shares purchased upon exercise of an
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option granted hereunder shall be paid fully at the time of


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exercise  (i) in cash, (ii) by the transfer to the Company of shares of the
Company's Common Stock which were acquired by the option holder prior to the exercise of the respective option and which are owned by such option holder at the time of such transfer, or (iii) by any combination of cash of such shares of the Company's Common Stock. Each such share so transferred in full or part payment of the option price shall be valued, for purposes of determining the amount of such price to be paid by means of the transfer of such shares, at the closing price of a share of the Common Stock of the Company, as traded on the New York Stock Exchange (or the largest stock exchange on which it is then traded), on the date of transfer to the Company, or if there is no trade on such Exchange on that date, on the nearest date preceding the date of transfer on which a trade on such Exchange was made, and each such share at the time of such transfer shall be free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to the Company in full or part payment of the option price. Notwithstanding the foregoing, shares acquired by the exercise of an option under this plan or under any other stock option plan of the Company may not be transferred to the Company in full or in partial payment of the option price of shares purchased upon the exercise of any option granted on or after October 28, 1981 under this Plan unless and until such previously-acquired shares have been owned by the option holder for at least 365 days. The limitation in the preceding sentence may be made applicable, with the consent of the option holder, to any options granted prior to October 28, 1981.

     (d)   Termination of Employment After Options Become Exercisable. If the
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Board of Directors does not determine otherwise with respect to any option granted hereunder, upon termination of an option holder's employment while holding a then exercisable option granted hereunder, for any reason other than death, termination for "cause" (as hereinafter defined) or retirement under a retirement plan of the Company or any subsidiary of the Company, such option shall be exercisable only with respect to the shares which could be purchased by the option holder at the time of such termination, and to the extent unexercised shall expire three (3) months after the date of such termination, or the date of expiration of the option set forth in the instrument evidencing same, whichever first occurs.

     If an option holder's employment is terminated for "cause" (as hereinafter defined), his or her option(s) shall expire immediately upon the giving to him or her of the notice of such termination. "Cause," for purposes of this Subsection 6(d), shall mean dishonest or fraudulent

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conduct which would normally be considered as sufficient basis for discharging an employee from a management and/or a supervisory position, or negligence, inaction or misconduct which constitutes failure by the option holder to meet his or her obligations and perform his or her duties of employment.

        If the Board of Directors does not determine otherwise with respect to any option granted hereunder, upon termination of an option holder's employment by reason of his or her retirement under a retirement plan of the Company or any subsidiary of the Company, his or her option shall be exercisable immediately with respect to (i) the shares which he or she could have purchased at the time of such retirement and (ii) any shares which would have become available for purchase under such option if the option holder's employment had continued for one year after the date of such retirement. To the extent unexercised, such option shall expire two (2) years after the date of retirement or the date of expiration of the option as shown in the instrument evidencing same, whichever shall first occur.

        (e) Death of Option Holder. If the Board of Directors does not determine
            ----------------------
otherwise with respect to any option granted hereunder, upon the death of an employee who at the time of his or her death holds an option granted hereunder, such option shall be exercisable immediately (by the executor or the administrator of the deceased option holder's estate or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of such death) with respect to (i) the shares which could have been purchased by the deceased option holder at the time of his or her death and (ii) any shares which would have become available for purchase under such option if the option holder's employment had continued for one year after the date of death. To the extent unexercised, such option shall expire (i) one year after the date of such death, or (ii) in the event of death following termination of employment by reason of retirement as described in Subsection 5(d) immediately above, the expiration date of the option after such retirement, whichever last occurs. Notwithstanding the foregoing, the Plan Administrator may, in a special case, permit a longer period for exercise of any option after death of an option holder, but in no event shall such period extend beyond the date of expiration of the option as set forth in the instrument evidencing same.

        (f) Nontransferability of Options. During an option holder's lifetime,
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an option granted hereunder shall be exercisable only by such option holder, and no option granted hereunder shall be assignable by an option holder to any party other than the deceased option holder's

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executor or administrator of his or her estate or the person who acquired the right to exercise such option by bequest or inheritance or by reason of the option holder's death, in which event exercise of such option shall be subject to the provisions of Subsection (e) immediately above.

     (g)   Change in Control of the Company.
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     (1)   Contrary Provisions. Notwithstanding anything contained in the Plan
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to the contrary, the provisions of this Subsection 6(g) shall govern and supersede any inconsistent terms or provisions of the Plan.

     (2)   Change in Control. For purposes of this Plan, a "Change in Control"
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shall mean any of the following events:

     (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that
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for purposes of this Subsection 6(g) (2) (a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (b) The individuals who are members of the Incumbent Board (as defined below), cease for any reason to constitute at least two-thirds of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990 are members of the Board and any individuals becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is
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not a member of the Incumbent Board at the time he or she becomes a member of the board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that
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notwithstanding the foregoing, no individual shall be considered a member of the
Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a "Proxy Contest") or (ii) with


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the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

     (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject person, provided, that if a Change in Control would occur (but for the operation of this
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sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     Notwithstanding anything contained in this Plan to the contrary, if a Change in Control takes place and an option holder's employment is terminated prior to the completed Change in Control and the option holder reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps

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reasonably calculated to effect a Change in Control who effectuates a Change in
Control or (ii) otherwise occurred in connection with or in anticipation of a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control in respect of such option holder shall mean the date immediately prior to the date of termination of such option holder's employment.

     (3) Time for Exercise Upon a Change in Control.
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Notwithstanding anything contained in the Plan to the contrary, upon a Change in
Control, all options granted under this Plan that are held by employees at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

     (4) Termination of Employment Following Change in Control.
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Notwithstanding anything contained in the Plan to the contrary, if an option holder's employment terminates following a Change in Control other than for "cause", the applicable provisions of Section 6(d) and 6(e) of the Plan shall apply except that as of and after the date of the Change in Control, the Board of Directors shall not make any determination nor take any action in connection with an option holder's termination of employment which would cause any option granted under this Plan (a) to not be exercisable in full or (b) to expire earlier than the latest date allowable under Sections 6(d) or 6(e), as applicable.

     (5) Amendment or Termination.
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     (i)  Subsection 6(g) of the Plan shall not be amended or terminated at any time.

     (ii) Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     7. Reallocation of Options. Shares covered by options which expire or are
        -----------------------
terminated for any reason prior to being exercised in full may be reallocated by the Board of Directors of the Company on or before the end of the term of this Plan.

     8. Restrictions on Shares. The Board of Directors of the Company may impose
        ----------------------
such restrictions on any shares sold pursuant to

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the exercise of options granted under this Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange on which such shares or shares of the same class are then listed, and under any blue sky or securities laws applicable to such shares.

     9.  Registration and Listing of Common Stock. The Company shall use its
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best efforts to cause the issuance of shares of Common Stock under this Plan to be registered under the Securities Act of 1933, on Form S-8 or a substantially similar form, and to be registered under any applicable state securities laws, prior to the delivery of such shares. In the event that the issuance of any such shares is not so registered, the Company may require, as a condition to the issuance thereof, that the employee to whom such shares are to be issued represent and warrant in writing to the Company that the shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such shares within the meaning of that Act, and a legend to that effect may be placed on the certificate(s) representing such shares.

     10. Discontinuance or Amendment of the Plan. The Board of Directors of the
         ---------------------------------------
Company may discontinue this Plan at any time, and may amend it from time to time, but no amendment, without further shareholder approval, may (i) increase the number of shares which may be purchased under the Plan, (ii) extend the period during which options may be granted hereunder, (iii) change the class of stock subject to the options, or (iv) change the class of employees to whom options may be granted under the Plan. Provided, however, that no then outstanding option may be revoked or altered in any manner unfavorable to the holder thereof without the consent of such holder.

     11. Effective Date and Termination Date. Subject to approval of the
         -----------------------------------
shareholders of the Company, the term of this Plan shall commence on June 28, 1978, and shall terminate at the close of business on June 27, 1993. No option shall be granted pursuant to this Plan after June 27, 1993, but options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply such options and shares acquired by exercise thereof.

     12. Incentive Stock Options. This Section of the Plan applies only to
         -----------------------
options designated by the Board of Directors of the Company to be Incentive Stock Options in accordance with the provisions of Section 251 of the Economic Recovery Tax Act of 1981. This Section applies to such

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Incentive Stock Options notwithstanding any provisions of this Plan to the contrary.

        (a) Subsection 6(c) of this Plan shall be as follows for all options determined to be Incentive Stock Options and granted under this Plan prior to August 20, 1980.

        (b) Payment. Shares purchased upon exercise of an option granted
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hereunder shall be paid for fully in cash at the time of exercise.

        (c) Each option granted under this Plan that is designated by the Board of Directors as an Incentive Stock Option shall not be exercisable by the option holder while he or she holds an outstanding Incentive Stock Option granted prior to the date of grant of the Incentive Stock Option to be exercised. An Incentive Stock Option is "outstanding," within the meaning of the Internal Revenue Code, until it is either exercised in full or expires by reason of lapse of time.

        (d) Notwithstanding the provisions of Subsection 6(a) of this Plan, the option price per share with respect to each option granted hereunder that is designated by the Board of Directors to be an Incentive Stock Option shall be determined by the Board of Directors of the Company, in its sole discretion, at the time of grant, but such price shall in, no event be less than the closing price of a share of the Common Stock of the Company as traded on the New York Stock Exchange (or if not then traded on such Exchange, then on the largest stock exchange on which it is traded) on the date the respective option is granted, or if there is no trade on such Exchange on that day, on the next date preceding the date of grant on which a trade on such Exchange was made.

        (e) No employee shall be granted Incentive Stock Options in any calendar year after December 31, 1980 (under all Incentive Stock Option plans of the Company and its subsidiaries) for stock having an aggregate fair market value on the date of grant in excess of $100,000, plus any Unused Limit Carryover to the year in which the grant is made. The term "Unused Limit Carryover" shall have the meaning defined in Section 422A of the Internal Revenue Code, as amended.

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